Exhibit 10

Consent of Independent Registered Public Accounting Firm

The Board of Directors
American Fidelity Assurance Company, and
Contract Owners
American Fidelity Separate Account B:

We consent to the use of our reports dated April 15, 2016 for American Fidelity Assurance Company and Subsidiaries, and dated February 12, 2016 for American Fidelity Separate Account B included herein and to the reference to our firm under the heading “Custodian and Independent Registered Public Accounting Firm” in the Statement of Additional Information on Form N-4.

/s/KPMG LLP

Oklahoma City, Oklahoma
April 27, 2016